AGREEMENT TO SUBLICENSE

THIS AGREEMENT TO SUBLICENSE (this “Agreement”) is entered into this 9th day of June 2008, among Selection Oil Limited, a corporation formed under the laws of the Russian Federation (the “Sublicensor”), OJSE Smolenenergy, a corporation formed under the laws of the Russian Federation (the “Sublicensee”) and Russoil Corporation, a Nevada corporation (the “Parent”).

BACKGROUND

Sublicensee and Parent have entered into a share exchange agreement that, if consummated, the Sublicensee will become a wholly-owned subsidiary of the Parent (the “Combination”). In the event the Combination is consummated, the Parent desires that the Sublicensee receive from Sublicensor the Sublicense described herein in consideration for an aggregate of 4,000,000 shares of the common stock of the Parent.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto, each intending to be legally bound, hereby agree as follows:

ARTICLE 1

SUBLICENSE GRANT

Section 1. Recitals. The above recitals are incorporated by reference as if fully set forth herein.

Section 2. Sublicense. Subject to the terms and conditions set forth in this Agreement, the Sublicensor agrees to sell, assign, transfer, deliver and set over to Sublicensee, and Sublicensee agrees to purchase from the Sublicensor all right, title and interest of the Sublicensor in, to or with respect to, the all of its right, title and interest in the Licensed Property, free and clear of any and all liens, encumbrances, or claims of any kind or nature.

ARTICLE 2

PURCHASE PRICE

Section 2.1. Purchase Price. The purchase price for the Licensed Property (the “Purchase Price”) shall be four million (4,000,000) shares of the Common Stock of the Parent (the “Shares”) as provided in Section 2.2 hereof.

Section 2.2. Payment of Purchase Price. Subject to the terms and conditions of this Agreement, the Purchase Price shall be delivered by the Parent to the Sublicensor on the Closing Date in the name of the Sublicensor or such other name or names as the Sublicensor may direct in writing to the Parent.

ARTICLE 3

CLOSING

Section 3.1.  Closing.  The closing of the purchase and sale of the transactions contemplated hereby shall take place at the offices of Gusrae, Kaplan, Bruno & Nusbaum PLLC, 120 Wall Street, 11th Floor, New York, New York 10005, commencing at 10:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transaction contemplated hereby (other than conditions with respect to actions the respective parties will take at the Closing itself), or such other date and time as the parties may mutually determine (the “Closing Date”).

Section 3.2.  Sublicensor’s Delivery of the License and Closing Documents.  At the Closing, as conditions precedent to the Sublicensee’s and Parent’s obligations under this Agreement, the Sublicensor shall deliver to the Sublicensee the following, unless otherwise waived by the Sublicensee:

(a) Licenses, Sublicenses, Bills of Sale and general and special assignments, with appropriate powers of attorney assigning and transferring to the Sublicensee all of the Sublicensor’s right, title and interest in the Licensed Property described on Exhibit A hereto in form and substance acceptable to the Parent and Sublicensee in each of their sole discretion; and

(b) Any other instruments, certifications, affidavits, and other documents reasonably requested by counsel for the Parent and Sublicensee in order to effectuate, perfect or otherwise document or record the transactions contemplated by this Agreement, or for any other reasonable purpose under the terms of this Agreement, and in such form and of such content as shall reasonably be requested, provided that no such requested additional document shall materially increase the obligations of the Sublicensor under this Agreement.

Section 3.3.  Sublicensee and Parent Closing Documents.  At the Closing, as conditions precedent to the Sublicensor’s obligations under this Agreement, the Sublicensee shall deliver to Sublicensor the following, unless otherwise waived by the Sublicensor:

(a) The shares in the name of the Sublicensor or such other name or names as the Sublicensor may, in writing, direct to the Parent; and

(b) Any other instruments, certifications, affidavits and other documents reasonably requested by counsel for the Sublicensor in order to effectuate, perfect or otherwise document or record the transactions contemplated by this Agreement, or for any other reasonable purpose under the terms of this Agreement, and in such form and of such content as shall reasonably be requested, provided that no such requested additional document shall materially increase the obligations of either the Parent or Sublicensee under this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

Section 4.1  Representations and Warranties of Sublicensor.  The Sublicensor hereby represents and warrants to the Parent and Sublicensee as follows:

(a)  The Sublicensor is a corporation, duly organized, validly existing and in good standing under the laws of the Russian Federation and has the full corporate power and lawful authority to own all of its assets and properties and to carry on its business as it is now being conducted.

(b)  The Sublicensor’s execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and effectively authorized by the Sublicensor’s governing body; no further corporate action on the part of the Sublicensor or any affiliate thereof is necessary for the execution, delivery and performance by Sublicensor of its obligations arising under or pursuant to this Agreement or the consummation by it of the transactions contemplated by this Agreement; and upon its execution and delivery, this Agreement is a valid and binding obligation of the Sublicensor and is enforceable against the Sublicensor in accordance with its terms.

(c)  The execution, delivery, and performance of this Agreement by the Sublicensor does not, and the consummation of the transactions contemplated hereby will not, result in any violation of or conflict with any provision of Sublicensor’s governing documents.

(d)  No consent of any person other than the Sublicensor’s governing body is required to transfer the Licensed Property, free and clear, any and all mortgages, pledges, liens, security interests, conditional sale agreements, title retention arrangements, encumbrances, charges and equities of others that may exist.

(e)  The Sublicensor is not in default with respect to or in violation of any order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency, authority or official, or to the best of the Sublicensor’s knowledge in violation of any law, statute, rule or regulation to which it or its properties is or are subject, where such default or violation would materially and adversely affect the sale of the Licensed Property to Sublicensee and the Sublicensor represents that it has not received notice of any such default or any violations with respect to its operations which have not been cured.

(f)  There is no action, suit, proceeding or investigation pending or threatened against or affecting the Sublicensor and/or Sublicensor’s ability to grant the Sublicense to Sublicensee as set forth herein, at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality. To the best of Sublicensor’s knowledge, no facts exist which could reasonably give rise to any such action, suit, proceeding or investigation.

(g)  The execution, delivery and performance of this Agreement by the Sublicensor and the performance of this Agreement by the Sublicensor does not and will not (i) result in a breach of, or constitute a default under, any loan agreement, indenture or mortgage or any material lease, agreement, franchise, license, permit or other undertaking to which Seller is a party or to which the Sublicensor or any of its properties may be subject or bound, or (ii) result in a violation of any order, writ, injunction, decree or award of any court or governmental authority to which the Sublicensor or any of its properties may be subject or bound, or (iii) result in a violation of any federal or state law, statute, ordinance, rule or regulation applicable to Seller.

(h)  The Licensed Property has been operated in compliance with all laws, ordinances, rules, regulations and orders of all governmental entities. The Sublicensor has not received any written communication from a governmental authority that alleges that the Sublicensor is not in compliance, in all material respects, with all material federal, state, local or foreign laws, ordinances and regulations or has not made all of the filings required by all such entities.

(i)  The Sublicensor is not a party to any material agreements, nor does it own or lease any property, real or personal which are material to the operation of the Licensed Property.

(j)  There is no claim, action, suit or proceeding pending or threatened against the Sublicensor or any of its properties which, if adversely determined, will affect or can reasonably be expected to affect materially and adversely, the Licensed Property, or which seeks to prohibit, restrict or delay consummation of the transactions contemplated hereby or to limit, in any manner, the right of the Sublicensee to conduct any material aspect of the License after the Closing Date, nor is there any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, or arbitrator outstanding against the Sublicensor having, or which may in the future have, any such effect, the Sublicensor has not been charged with, or, to the knowledge of the Sublicensor, is under investigation with respect to, any violation of any provision of any federal or state law or administrative regulation in respect of the Licensed Property; and the Sublicensor is not a party to or bound by any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, arbitrator or any other person which has affected or may affect materially and adversely the Licensed Property.

(k)  No representations or warranties by the Sublicensor in this Agreement, including, but not limited to, the exhibits, schedules, certificates and other documents or instruments hereto delivered or entered into by the Sublicensor, and no statement contained in any document, certificate, or other writing furnished or to be furnished by the Sublicensor to the Parent and Sublicensee pursuant to the provisions of this Agreement, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements herein or therein made, in the light of the circumstances under which they were made, not misleading.

(l)  The stock proposed to be acquired by the Sublicensor hereunder will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof, and the Sublicensor has no present intention of selling or otherwise distributing the Parent Stock, except in compliance with applicable securities laws.

(m)  The Sublicensor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Parent.

(n)  The Sublicensor understands that the Parent’s Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Sublicensor’s representations as expressed herein.

(o)  The Sublicensor understands that the Parent’s Stock is characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Sublicensor pursuant hereto, the Parent’s Stock would be acquired in a transaction not involving a public offering. The Sublicensor further acknowledges that if the Parent’s Stock is issued to the Sublicensor in accordance with the provisions of this Agreement, such Stock may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Sublicensor represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(p)  It is understood that the Parent’s Stock will bear the following legend or one that is substantially similar to the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES TO THE EXTENT PERMITTED BY APPLICABLE FEDERAL AND STATE SECURITIES LAWS; and

Any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

(q)  Sublicensor’s Investor Status.  The Sublicensor’s shareholders shall (i) be “accredited investors” within the meaning of Rule 501 promulgated under the Securities Act; or (ii) non-United States persons as defined in Regulation S of the Securities Act.

Section 4.2.  Representations and Warranties of the Parent and Sublicensee.  The Parent and Sublicensee hereby represents and warrants individually, and not jointly, to the Sublicensor as follows:

(a)  Parent and Sublicensee are corporations duly organized, validly existing and in good standing under the laws of the State of Nevada and the Russian Federation, respectively, and have the full corporate power and lawful authority to own all of their assets and properties and to carry on their respective businesses as they are now being conducted.

(b)  Each of the Parent’s and Sublicensee’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and effectively authorized by their respective governing bodies; no further corporate action on the part of either the Parent or Sublicensee, or any affiliate thereof is necessary for the execution, delivery and performance by either Parent or Sublicensee of their obligations arising under or pursuant to this Agreement or the consummation by either of them of the transactions contemplated by this Agreement; and upon its execution and delivery, this Agreement is a valid and binding obligation of each of the Parent and the Sublicensee and is enforceable against the Parent and the Sublicensee in accordance with its terms.

(c)  The execution, delivery, and performance of this Agreement by either the Parent and the Sublicensee does not, and the consummation of the transactions contemplated hereby will not, result in any violation of or conflict with any provision of either of their governing documents or any material instrument, contract, or other agreement to which either of them is a party or to which either of their material assets are bound or subject. The consummation of the transactions contemplated hereby will not require the consent or approval of any person other than the Parent and the Sublicensee.

(d)  There is no action, suit, proceeding or investigation pending or threatened against or affecting either of the Parent or Sublicensee, at law or in equity, or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, to which either of them is or may be named a party or to which either of their property is or may be subject and in which an unfavorable outcome, ruling or finding in any such matter or for all such matters, taken as a whole, might have a materially adverse effect on the condition, financial or otherwise, or the operations of either of the Parent or Sublicensee.

ARTICLE 5

CONDITIONS TO CLOSING

Section 5.1.  Conditions Precedent to Parent’s and Sublicensee’s Obligation to Close.  The obligation of the Parent and Sublicensee to purchase the Sublicense under this Agreement is, at the option of either of Parent or Sublicensee, subject to the fulfillment prior to or at the Closing of each of the following conditions:

(a) All representations and warranties made by Sublicensor contained in Section 4.1 hereof shall be true in all material respects at and as of the Closing Date; and Seller shall have performed all obligations and agreements undertaken by it herein and to be performed at or prior to the Closing.

(b)  Each of Sublicensor’s closing documents required by Section 3.2 hereof shall have been delivered and shall be in full effect as of the time of Closing.

(c)  No action, suit or proceeding shall have been threatened by any governmental agency or body, before a court or governmental body, to restrain or prevent the carrying out of the transactions contemplated by this Agreement or which seeks other material relief with respect to any of such transactions; and as of the Closing Date, there shall be no injunction, restraining order or decree of any nature of any court or governmental agency or body in effect which restrains or prohibits the consummation of the transactions contemplated hereby.

Section 5.2.  Conditions Precedent to the Sublicensor’s Obligation to Close. The obligation of the Sublicensor to grant the Sublicense under this Agreement is, at Sublicensor’s option, subject to the fulfillment prior to or at the Closing of each of the following conditions:

(a)  All representations and warranties made by both the Parent and Sublicensee contained in Section 4.2 hereof shall be true in all material respects at and as of the Closing Date; and each of them shall have performed all obligations and agreements undertaken by it herein and to be performed at or prior to the Closing.

(b)  Each of the Parent and the Sublicensee’s closing documents required by Section 3.3 hereof shall have been delivered and shall be in full effect as of the time of Closing.

(c)  No action, suit or proceeding shall have been threatened by any governmental agency or body, before a court or governmental body, to restrain or prevent the carrying out of the transactions contemplated by this Agreement or which seeks other material relief with respect to any of such transactions; and as of the Closing Date, there shall be no injunction, restraining order or decree of any nature of any court or governmental agency or body in effect which restrains or prohibits the consummation of the transactions contemplated hereby.

(d)  The Combination of Sublicensee and the Parent shall have been consummated.

ARTICLE 6

MISCELLANEOUS

Section 6.1.  Notices.  All notices and other communications provided in connection with this Agreement shall be in writing and shall be deemed effectively given in all respects (a) when received, if manually delivered or delivered by overnight mail courier, or (b) upon deposit in a U.S. post office and directed to the intended addressee by certified or registered first class mail, postage prepaid (provided that delivery thereof occurs within 72 hours after such deposits; otherwise delivery shall be effective only upon actual receipt).

Notice to the Sublicensor shall be addressed to:

Selection Oil Limited
12 Petrova Street
Moscow, Russian Federation
Attn: Dr. Stefan Zhurek

or at such other address or to the attention to such other person as the Sublicensor may designate by written notice to the other Parties.

Notice to the Parent shall be addressed to:

Russoil Corporation
230 Park Avenue - 10th Floor
New York, New York 10169

or at such other address or to the attention to such other person as the Parent may designate by written notice to the other Parties.

Notice to the Sublicensee shall be address to:

OJSE Smolenenergy
121059
Russian Federation
Moscow, Ab No. 27
Russia

or at such other address or to the attention of such other person as the Sublicensee may designate by written notice to the other Parties.

Section 6.2.  Benefit. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

Section 6.3  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York without reference to the choice of law principles thereof.

Section 6.4.  Entire Agreement. This Agreement and the attachments hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings, and negotiations, whether oral or written, between the parties hereto with respect to such subject matter.

Section 6.5. Amendment, Waiver, Consents. The parties hereto may, by mutual agreement, amend any provision of this Agreement, and any party hereto may grant, consent or waive any right to which it is entitled under this Agreement or any condition to the obligations hereunder, provided that each such amendment, consent or waiver shall be in writing.

Section 6.6.  Captions and Sections References.  The headings or captions to the various sections or other subdivisions of this Agreement are for convenient reference only and neither form a part hereof nor are to be relied upon to interpret or modify any of the provisions of this Agreement.

Section 6.7.  Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original agreement, but all such counterparts taken together shall constitute but one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, intending to be legally bound on or effective as of the date first set forth above:

RUSSOIL CORPORATION

By: /s/Silvestre Hutchinson                           (L.S.)
Print Name: Silvestre Hutchinson
Print Title:

OJSE SMOLENENERGY

By: /s/Evgeny Bagay                                       (L.S.)
Print Name: Evgeny Bagay
Print Title: Managing Director

SELECTION OIL LIMITED

By: /s/V.K. Utoplenikov                                   (L.S.)
Print Name: V.K. Utoplennikov
Print Title: Chief Executive Officer